UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)       August 8, 2003
                                           ---------------------------------

                                  Avitar, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

   Delaware                           1-15695                        06-1174053
--------------------------       -------------------           -----------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


         65 Dan Road, Canton, MA                                  02021
  ---------------------------------------                      --------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code    (781) 821-2440
                                                  ----------------------

----------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     The Registrant issued a Press Release in reliance on Rule 135c on August 8, 2003. A copy of the Press Release is filed as an Exhibit to this Report.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits
                  99.1 - Press Release Issued on August 8, 2003




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Avitar, Inc.
                                           (Registrant)

Date       August 11, 2003                 /s/ JAY LEATHERMAN, CFO
     ----------------------------         --------------------------------
                                           Jay Leatherman, CFO

                                           (Signature)